SCHEDULE A

                   FOR PBHG AGREEMENT AND DECLARATION OF TRUST

                           AS AMENDED October 15, 2003

                                   PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                      -------------------------
PBHG Growth Fund                                       PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Emerging Growth Fund                              PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Large Cap Growth Fund                             PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Select Growth Fund                                PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Large Cap 20 Fund                                 PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Large Cap Fund                                    PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C


PBHG Mid-Cap Fund                                      PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Small Cap Fund                                    PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Focused Fund                                      PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Cash Reserves Fund                                PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Technology & Communications Fund                  PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Strategic Small Company Fund                      PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Wireless & Telecom Fund                           PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG IRA Capital Preservation Fund                     PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Disciplined Equity Fund                           PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG REIT Fund                                         PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Pan European Fund                                 PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Concentrated International Fund                   PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Clipper Focus Fund                                PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Small Cap Value Fund                              PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Mid-Cap Growth Fund                               PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Intermediate Fixed Income Fund                    PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Emerging Markets Fund                            PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Asset Allocation Conservative Portfolio           PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Asset Allocation Moderate Portfolio               PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Asset Allocation Moderate Growth Portfolio        PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C

PBHG Asset Allocation Growth Portfolio                 PBHG Class
                                                     Advisor Class
                                                        Class A
                                                        Class C



                                                     By:  /s/ John M. Zerr

                                                     Name:    John M. Zerr
                                                     Title:   Vice President